Registration No.

                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549
                             _________________

                                 FORM S-8
                          REGISTRATION STATEMENT
                                   under
                        THE SECURITIES ACT OF 1933
                             _________________

                           CORNING INCORPORATED
            (Exact name of issuer as specified in its charter)

              New York                                     16-0393470
      (State or other jurisdiction of                    (I.R.S. Employer
      incorporation or organization)                    Identification No.)

            Corning, New York                                 14831
   (Address of principal executive offices)                 (Zip Code)
                             _________________

                1998 WORLDWIDE EMPLOYEE SHARE PURCHASE PLAN
                         (Full title of the plan)
                             _________________

                             William D. Eggers
                           Senior Vice President
                            and General Counsel
                           Corning Incorporated
                          Corning, New York 14831
                              (607) 974-5656
        (Name, address, and telephone number of agent for service)
                             _________________

                      CALCULATION OF REGISTRATION FEE




Title of
securities                   Proposed maximum  Proposed maximum     Amount of
being         Amount being   offering price    aggregate            registration
registered    registered     per share         offering price <F2>  fee
________________________________________________________________________________
Common Stock, par value
$.50 per share..2,000,000 shs.<F1> $30.00      $60,000,000          $17,700

<F1>  Plus  such  indeterminate number of shares of Common Stock as  may  be required in the event of an adjustment as a result of an increase in the number of issued shares of Common Stock resulting from certain stock dividends or a reclassification of the Common Stock.
<F2>  Estimated solely for the purpose of calculating the registration fee.

                INFORMATION NOT REQUIRED IN THE PROSPECTUS

  Item 3.  Incorporation of Documents by Reference

             The following documents filed with the Securities and Exchange Commission (the "Commission") (File No. 1-3247) are incorporated herein by reference:

        1. The Annual Report on Form 10-K for the fiscal year ended December 31, 1997, of Corning Incorporated (the "Company"), as amended by Amendment No. 1 on Form 10-K/A filed on July 8, 1998, filed pursuant to Section 13(a) of the Exchange Act.

        2. All other reports filed by the Company pursuant to Section 13(a) or 15(d) of the Exchange Act since December 31, 1997, consisting of the Company's Quarterly Report on Form 10-Q for the periods ended March 31, 1998 and June 30, 1998, respectively, and Current Reports on Form 8-K dated January 28, 1998, April 13, 1998, April 17, 1998 and July 21, 1998, respectively.

        3. The registration statement on Form 8-A filed by the Company on July 11, 1996 which contains a description of the Company's Preferred Share Purchase Rights Plan.

             All documents filed by the Company pursuant to sections 13(a) or 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective Amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

     Item 5.  Interests of Named Experts and Counsel

             The  consolidated financial statements of Corning and  of
     Dow   Corning  Corporation  incorporated  by  reference  in  this
     Registration Statement by reference to Corning's Annual Report on
     Form 10-K for the fiscal year ended December 31, 1997, as amended on July 8, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.
     William  D.  Eggers,  Esq.,  Senior Vice  President  and  General
     Counsel of the Company, has rendered an opinion as to the legality of the shares of the Common Stock offered pursuant to this Registration Statement. Mr. Eggers owns substantially less than 1% of the Common Stock.

     Item 6.  Indemnification of Directors and Officers

          Under the Business Corporation Law of the State of New York ("NYBCL"), a corporation may indemnify its directors and officers made, or threatened to be made, a party to any action or proceeding, except for stockholder derivative suits, if such director or officer acted in good faith, for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to, the best interests of the corporation, and, in criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. In the case of stockholder derivative suits, the corporation may indemnify a director or officer if he or she acted in good faith for a purpose which he or she reasonably believed to be in or, in the case of service to another corporation or enterprise, not opposed to the best interests of the corporation, except that no indemnification may be made in respect of (i) a threatened action, or a pending action which is settled or otherwise disposed of, or (ii) any claim, issue or matter as to which such person has been adjudged to be liable to the corporation, unless and only to the extent that the court in which the action was brought, or, if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

          Any person who has been successful on the merits or otherwise in the defense of a civil or criminal action or proceeding will be entitled to indemnification. Except as provided in the preceding sentence, unless ordered by a court pursuant to the NYBCL, any indemnification under the NYBCL pursuant to the above paragraph may be made only if authorized in the specific case and after a finding that the director or officer met the requisite standard of conduct by (i) the disinterested directors if a quorum is available, (ii) the board upon the written opinion of independent legal counsel or (iii) the stockholders.

          The indemnification described above under the NYBCL is not exclusive of other indemnification rights to which a director or officer may be entitled, whether contained in the certificate of incorporation or by-laws or when authorized by (i) such certificate of incorporation or by-laws, (ii) a resolution of stockholders, (iii) a resolution of directors or (iv) an agreement providing for such indemnification, provided that no indemnification may be made to or on behalf of any director or officer if a judgment or other final adjudication adverse to the director or officer establishes that his or her acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

          The foregoing statement is qualified in its entirety by reference to Sections 715, 717 and 721 through 725 of the NYBCL.

          Article VIII of the registrant's By-Laws provides that the registrant shall indemnify each director and officer against all costs and expenses actually and reasonably incurred by him in connection with the defense of any claim, action, suit or proceeding against him by reason of his being or having been a director or officer of the registrant to the full extent permitted by, and consistent with, the NYBCL.

          The directors and officers of the registrant are covered by insurance policies indemnifying them against certain liabilities, including certain liabilities arising under the Securities Act, which might be incurred by them in such capacities.

     Item 8.  Exhibits

     5.1     Opinion of William D. Eggers, Senior Vice President and
             General Counsel.

     23.1    Consent of PricewaterhouseCoopers LLP.

     23.2    Consent of William D. Eggers, Esq. (included in Exhibit 5.1).

     24.1    Powers of Attorney.

    Item 9.  Undertakings

    (a)   The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

               (i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement.

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

           Provided, however, that paragraphs (a)(l)(i) and (a)(l)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Securities Exchange Act of 1934; and, where interim financial information required to be presented by Article 3 of Regulation S-X is not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

      (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant, Corning Incorporated, a New York corporation, certifies that it has reasonable grounds to believe it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Corning, State of New York, on the 21st day of August, 1998.

                                           Corning Incorporated
                                             (Registrant)


                                  by   /s/  WILLIAM D. EGGERS
                                      William D. Eggers, Senior Vice President

     Pursuant to the requirements of the Securities Act of 1933 this Registration Statement has been signed below on August 21, 1998 by the following persons in the capacities and on the dates indicated:


          Signature                   Capacity


        /s/  ROGER G. ACKERMAN         Chairman of the Board,
          (Roger G. Ackerman)          Principal Executive
                                       Officer and Director

         /s/   JAMES B. FLAWS          Senior Vice President, Treasurer
          (James  B.  Flaws)              and Principal Financial Officer


        /s/  KATHERINE A. ASBECK       Vice President, Controller and
            (Katherine  A.  Asbeck)       Principal Accounting Officer


                                       Director
          (Robert Barker)

                  *                    Director
          (John Seely Brown)

                  *                    Director
          (Van C. Campbell)

                                       Director
          (Lawrence S. Eagleburger)

          Signature                   Capacity


                 *                    Director
         (John H. Foster)

                 *                    Director
         (Norman E. Garrity)

                 *                    Director
         (Gordon  Gund)

                 *                    Director
         (John M. Hennessy)

                 *                    Director
         (James R. Houghton)

                 *                    Director
          (James W. Kinnear)

                 *                    Director
          (John W. Loose)

                 *                    Director
          (James J. O'Connor)

                 *                    Director
          (Catherine A. Rein)

                 *                    Director
          (Henry Rosovsky)

                 *                    Director
          (H. Onno Ruding)

                 *                    Director
          (William D.  Smithburg)


     *By   /s/  WILLIAM D. EGGERS
          (William D. Eggers)
           Attorney-in-fact

                               EXHIBIT INDEX

     Exhibit
     Number         Description

     5.1            Opinion of Counsel
     23.1           Consent of Counsel (included in Exhibit 5.1)
     23.2           Consent of PricewaterhouseCoopers LLP
     24.1           Powers of Attorney

                                                           EXHIBIT 5.1


                                             August 21, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Dear Sirs:

     I am Senior Vice President and General Counsel of Corning Incorporated (the "Company") and am familiar with the preparation and filing of a registration statement on Form S-8 under the Securities Act of 1933, as amended, with respect to an aggregate of 2,000,000 shares of the Company's Common Stock, $.50 par value, which may be sold by the Company pursuant to its 1998 Worldwide Employee Share Purchase Plan (the "Plan").

     In this connection, I have examined the originals, or copies certified to my satisfaction, of such corporate records of the Company, certificates of public officials and officers of the Company, and other documents as I deemed pertinent as a basis for the opinions hereinafter expressed.

     Based upon the foregoing, and having regard for such legal considerations as I have deemed relevant, I am of the opinion that:

     1. The Company is a corporation duly incorporated and validly existing under the laws of the State of New York.

     2. The shares of the Company's Common Stock to be sold by the Company pursuant to the Plan have been duly authorized, and when issued and sold in accordance with the Plan will be, validly issued, fully paid and non-assessable.

     3. The Plan is not a qualified plan under Section 401(a) of the Internal Revenue Code of 1986, as amended, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

     I consent to the filing of this opinion as an Exhibit to the Registration Statement referred to above and further consent to the use of my name in "Interests of Named Experts and Counsel" in such Registration Statement.

                                             Very truly yours,

                                             /s/ William D. Eggers

                    CONSENT OF INDEPENDENT ACCOUNTANTS

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 1998, except for the first paragraph of Note 1, as to which the date is June 30, 1998, which appears on Page 3 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the incorporation by reference of our report dated January 21, 1998 on the financial statements of Dow Corning Corporation, which appears on Page 34 of the Corning Incorporated Form 10-K/A for the year ended December 31, 1997. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in this Registration Statement.



                                         /s/  PRICEWATERHOUSECOOPERS LLP
                                        PricewaterhouseCoopers LLP








     1177 Avenue of the Americas
     New York, NY  10036
     August 20, 1998

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  ROGER G. ACKERMAN
                              Roger G. Ackerman

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 25th day of July, 1998.



                                /s/  JOHN SEELY BROWN
                              John Seely Brown

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 29th day of July, 1998.



                                /s/  VAN C. CAMPBELL
                              Van C. Campbell

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 31st day of July, 1998.



                                /s/  JOHN H. FOSTER
                              John H. Foster

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 17th day of July, 1998.



                                /s/  NORMAN E. GARRITY
                              Norman E. Garrity

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                                /s/  GORDON GUND
                              Gordon Gund

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  JOHN M. HENNESSY
                              John M. Hennessy

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                                /s/  JAMES R. HOUGHTON
                              James R. Houghton

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of July, 1998.



                                /s/  JAMES W. KINNEAR
                              James W. Kinnear

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  JOHN W. LOOSE
                              John W. Loose

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of July, 1998.



                                /s/  JAMES J. O'CONNOR
                              James J. O'Connor

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  CATHERINE A. REIN
                              Catherine A. Rein

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  HENRY ROSOVSKY
                              Henry Rosovsky

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 21st day of July, 1998.



                                /s/  H. ONNO RUDING
                              H. Onno Ruding

                                                               EXHIBIT 24.1
                           CORNING INCORPORATED

                        __________________________

                             POWER OF ATTORNEY

                        __________________________


     KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of Corning Incorporated, a New York corporation, hereby constitutes and appoints Katherine A. Asbeck, William D. Eggers and James B. Flaws, or any one of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable Corning Incorporated to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of up to 2,000,000 shares of the Common Stock of Corning Incorporated to be offered and sold by Corning Incorporated in connection with its 1998 Worldwide Employee Share Purchase Plan, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of Corning Incorporated to one or more Registration Statements (on whatever form or forms may be determined to be appropriate) to be filed with the Securities and Exchange Commission in respect of said shares of Common Stock, to any and all amendments to the said Registration Statements, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has subscribed these presents this 22nd day of July, 1998.



                                /s/  WILLIAM D. SMITHBURG
                              William D. Smithburg